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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                               |X| CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 20, 2004



                        Commission file number 001-15081



                             UnionBanCal Corporation


                        State of Incorporation: Delaware
                  I.R.S. Employer Identification No. 94-1234979



                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969


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Item 12. Results of Operations and Financial Condition.

On July 20, 2004, UnionBanCal Corporation issued a press release concerning earnings for the second quarter of 2004, a copy of which is furnished herewith as Exhibit 99.1.



     Exhibit No.              Description
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        99.1                  Text of press release dated July 20, 2004.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   July 20, 2004


                                                   UNIONBANCAL CORPORATION


                                                   By: /S/ DAVID I. MATSON
                                                       -------------------------
                                                       David I. Matson
                                                       Chief Financial Officer
                                                       (Duly Authorized Officer)